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                                                                 Exhibit 4.05(d)


                                FOURTH AMENDMENT

               FOURTH AMENDMENT, dated as of October 4, 1999 (the "Amendment"), to the Credit Agreement, dated as of October 6, 1998, as amended by the Amendment dated as of March 26, 1999, the Second Amendment dated as of April 28, 1999 and the Third Amendment dated as of August 19, 1999 (as so amended, the "Credit Agreement"), made by and among FIRST SECURITY BANK, NATIONAL ASSOCIATION, a national banking association not in its individual capacity but solely as trustee on behalf of that certain trust created under the Trust Agreement (22222), dated as of September 28, 1998, between First Security Bank, National Association and Aircraft 22222, Inc., a Delaware corporation (together with any successor Qualified Trustee, the "Initial Borrower"), FIRST SECURITY BANK, NATIONAL ASSOCIATION, not in its individual capacity but solely as trustee on behalf of that certain trust created under the Trust Agreement (53015) dated as of August 28, 1998 by and between First Security Bank, National Association and Aircraft 53015, Inc., FIRST SECURITY BANK, NATIONAL ASSOCIATION, not in its individual capacity but solely as trustee on behalf of that certain trust created under the Trust Agreement (24837) dated as of October 30, 1998 by and between First Security Bank, National Association and Aircraft 24837, Inc., FIRST SECURITY BANK, NATIONAL ASSOCIATION, not in its individual capacity but solely as trustee under the Amended and Restated Trust Agreement (347) dated as of October 30, 1998 by and between First Security Bank, National Association and Aircraft 347, Inc., FIRST SECURITY BANK, NATIONAL ASSOCIATION, not in its individual capacity but solely as trustee on behalf of that trust created by Trust Agreement (23377) dated as of June 24, 1998 by and between First Security Bank, National Association and Aircraft 23377, Inc., FIRST SECURITY BANK, NATIONAL ASSOCIATION, not in its individual capacity but solely as trustee on behalf of that trust created by Trust Agreement (23830) dated as of July 10, 1998 by and between First Security Bank, National Association and Aircraft 23830, Inc., WILMINGTON TRUST COMPANY, not in its individual capacity but solely as trustee on behalf of that certain trust created under the Trust Agreement, dated as of November 14, 1984 between Aircraft 49262, Inc. (as assignee of CCD Air Ten, Inc.) and Wilmington Trust Company, WILMINGTON TRUST COMPANY, not in its individual capacity but solely as trustee on behalf of that certain trust created under the Trust Agreement, dated as of November 15, 1984 between Aircraft 49263, Inc. (as assignee of CCD Air Ten, Inc.) and Wilmington Trust Company, FIRST SECURITY BANK, NATIONAL ASSOCIATION, not in its individual capacity but solely as owner trustee on behalf of that certain trust created by Trust Agreement (24474), dated as of April 1, 1999 between First Security Bank, National Association and Aircraft 24474, Inc., FIRST SECURITY BANK, NATIONAL ASSOCIATION, not in its individual capacity but solely as owner trustee on behalf of that certain trust created by Trust Agreement (25262), dated as of April 25, 1999 between First Security Bank, National Association and Aircraft 25262, Inc. and FIRST SECURITY BANK, NATIONAL ASSOCIATION, not in its individual capacity but solely as trustee on behalf of that certain trust created by Trust Agreement (49368), dated as of April 25, 1999 between First Security Bank, National Association and Aircraft 49368, Inc., FIRST SECURITY BANK, NATIONAL ASSOCIATION, not in its individual capacity but solely as trustee on behalf of that certain trust created by Trust Agreement (53623), dated as of August 18, 1999 between First Security Bank, National Association and Aircraft 53623, Inc., FIRST SECURITY BANK, NATIONAL ASSOCIATION, not in its individual capacity but solely as trustee on behalf of that certain trust

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created by Trust Agreement (53624), dated as of August 18, 1999 between First
Security Bank, National Association and Aircraft 53624, Inc., FIRST SECURITY BANK, NATIONAL ASSOCIATION, not in its individual capacity but solely as trustee on behalf of that certain trust created by Trust Agreement (23771), dated as of April 7, 1999 between First Security Bank, National Association and Aircraft 23771, Inc., FIRST SECURITY BANK, NATIONAL ASSOCIATION, not in its individual capacity but solely as trustee on behalf of that certain trust created by Trust Agreement (23772), dated as of April 1, 1999 between First Security Bank, National Association and Aircraft 23772, Inc., FIRST SECURITY BANK, NATIONAL ASSOCIATION, not in its individual capacity but solely as trustee on behalf of that certain trust created by Trust Agreement (26537), dated as of April 1, 1999 between First Security Bank, National Association and Aircraft 26537, Inc., FIRST SECURITY BANK, NATIONAL ASSOCIATION, not in its individual capacity but solely as trustee on behalf of that certain trust created by Trust Agreement (26538), dated as of April 7, 1999 between First Security Bank, National Association and Aircraft 26538, Inc., FIRST SECURITY BANK, NATIONAL ASSOCIATION, not in its individual capacity but solely as trustee on behalf of that certain trust created by Trust Agreement (24355), dated as of April 7, 1999 between First Security Bank, National Association and Aircraft 24355, Inc., FIRST SECURITY BANK, NATIONAL ASSOCIATION, not in its individual capacity but solely as trustee on behalf of that certain trust created by Trust Agreement (24356), dated as of April 7, 1999 between First Security Bank, National Association and Aircraft 24356, Inc. (collectively, with the Initial Borrower, the "Existing Borrowers"), certain other UniCapital Subsidiary Trusts and UniCapital Special Purpose Corporations designated as Borrowing Affiliates thereunder (the Existing Borrowers and such UniCapital Subsidiary Trusts and UniCapital Special Purpose Corporations being referred to individually as a "Borrower" or collectively as the "Borrowers"), LEHMAN COMMERCIAL PAPER INC., a New York corporation in its capacity as a Lender ("Lehman"), and other financial institutions from time to time parties thereto (such financial institutions hereinafter being referred to individually as a "Lender" or collectively as the "Lenders"), and LEHMAN COMMERCIAL PAPER INC. in its capacity as agent for the Lenders (in such capacity, and together with any successor agent, the "Agent").

                              W I T N E S S E T H :

               WHEREAS, the Borrowers, UniCapital, Lehman, and the Agent, desire to extend the maturity of the Credit Agreement as set forth in this Amendment, but only on the terms and subject to the conditions set forth below;

               NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein, the parties hereto agree as follows:

         1. Defined Terms. Terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

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         2. Amendment of Article I. The definition of "Stated Termination Date"
is hereby amended by deleting the existing definition and substituting in lieu thereof the following:

            "Stated Termination Date" means October 22, 1999.

         3. Effective Date. This Amendment shall not be binding until the Agent shall have received counterparts of this Amendment, duly executed and delivered by the Borrowers, UniCapital, Lehman, and the Agent; provided, however, that once such counterparts are received, the effective date of this Amendment shall be deemed to be October 4, 1999.

         4. Representations and Warranties. After the effectiveness of this Amendment, the Borrower confirms and reaffirms as of the date hereof the representations and warranties contained in Article VI of the Credit Agreement.

         5. Continuing Effect. Except as expressly waived or amended hereby, the Credit Agreement shall continue to be and shall remain in full force and effect in accordance with its terms. This Amendment shall constitute a Loan Document.

         6. Governing Law; Counterparts. (a) This Amendment shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

               (b) This Amendment may be executed by the parties hereto on one or more counterparts, and all such counterparts shall be deemed to constitute one and the same instrument.

                            [SIGNATURE PAGES FOLLOW]


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               IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first written above.

                                                FIRST SECURITY BANK, NATIONAL
                                                ASSOCIATION,
                                                not in its individual capacity,
                                                except as expressly specified
                                                herein, but solely as trustee,
                                                as the Initial Borrower

                                                FIRST SECURITY BANK, NATIONAL
                                                ASSOCIATION, NOT IN ITS
                                                INDIVIDUAL CAPACITY BUT SOLELY
                                                AS TRUSTEE ON BEHALF OF THAT
                                                CERTAIN TRUST CREATED UNDER THE
                                                TRUST AGREEMENT (22222) DATED AS
                                                OF SEPTEMBER 28, 199 BY AND
                                                BETWEEN FIRST SECURITY BANK,
                                                NATIONAL ASSOCIATION AND
                                                AIRCRAFT 22222, INC.

                                                FIRST SECURITY BANK, NATIONAL
                                                ASSOCIATION, NOT IN ITS
                                                INDIVIDUAL CAPACITY BUT SOLELY
                                                AS TRUSTEE ON BEHALF OF THAT
                                                CERTAIN TRUST CREATED UNDER THE
                                                TRUST AGREEMENT (53015) DATED AS
                                                OF AUGUST 28, 1998 BY AND
                                                BETWEEN FIRST SECURITY BANK,
                                                NATIONAL ASSOCIATION AND
                                                AIRCRAFT 53105, INC.

                                                FIRST SECURITY BANK, NATIONAL
                                                ASSOCIATION, NOT IN ITS
                                                INDIVIDUAL CAPACITY BUT SOLELY
                                                AS TRUSTEE ON BEHALF OF THAT
                                                CERTAIN TRUST CREATED UNDER THE
                                                TRUST AGREEMENT (24837) DATED AS
                                                OF OCTOBER 30, 1998 BY AND
                                                BETWEEN FIRST SECURITY BANK,
                                                NATIONAL

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                                                ASSOCIATION AND AIRCRAFT 24837,
                                                INC.

                                                FIRST SECURITY BANK, NATIONAL
                                                ASSOCIATION, NOT IN ITS
                                                INDIVIDUAL CAPACITY BUT SOLELY
                                                AS TRUSTEE UNDER THE AMENDED AND
                                                RESTATED TRUST AGREEMENT (347)
                                                DATED AS OF OCTOBER 30, 1998 BY
                                                AND BETWEEN FIRST SECURITY BANK,
                                                NATIONAL ASSOCIATION AND
                                                AIRCRAFT 347, INC.

                                                FIRST SECURITY BANK, NATIONAL
                                                ASSOCIATION, NOT IN ITS
                                                INDIVIDUAL CAPACITY BUT SOLELY
                                                AS TRUSTEE ON BEHALF OF THAT
                                                TRUST CREATED BY TRUST AGREEMENT
                                                (23377) DATED AS OF JUNE 24,
                                                1998 BY AND BETWEEN FIRST
                                                SECURITY BANK, NATIONAL
                                                ASSOCIATION AND AIRCRAFT 23377,
                                                INC.

                                                FIRST SECURITY BANK, NATIONAL
                                                ASSOCIATION, NOT IN ITS
                                                INDIVIDUAL CAPACITY BUT SOLELY
                                                AS TRUSTEE ON BEHALF OF THAT
                                                TRUST CREATED BY TRUST AGREEMENT
                                                (23830) DATED AS OF JULY 10,
                                                1998 BY AND BETWEEN FIRST
                                                SECURITY BANK, NATIONAL
                                                ASSOCIATION AND AIRCRAFT 23830,
                                                INC.

                                                FIRST SECURITY BANK, NATIONAL
                                                ASSOCIATION, NOT IN ITS
                                                INDIVIDUAL CAPACITY BUT SOLELY
                                                AS OWNER TRUSTEE ON BEHALF OF
                                                THAT CERTAIN TRUST CREATED BY
                                                TRUST AGREEMENT (24474), DATED
                                                AS OF APRIL 1, 1999 BETWEEN
                                                FIRST SECURITY BANK, NATIONAL

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                                                ASSOCIATION AND AIRCRAFT 24474,
                                                INC.

                                                FIRST SECURITY BANK, NATIONAL
                                                ASSOCIATION, NOT IN ITS
                                                INDIVIDUAL CAPACITY BUT SOLELY
                                                AS OWNER TRUSTEE ON BEHALF OF
                                                THAT CERTAIN TRUST CREATED BY
                                                TRUST AGREEMENT (25262), DATED
                                                AS OF APRIL 25, 1999 BETWEEN
                                                FIRST SECURITY BANK, NATIONAL
                                                ASSOCIATION AND AIRCRAFT 25262,
                                                INC.

                                                FIRST SECURITY BANK, NATIONAL
                                                ASSOCIATION, NOT IN ITS
                                                INDIVIDUAL CAPACITY BUT SOLELY
                                                AS TRUSTEE ON BEHALF OF THAT
                                                CERTAIN TRUST CREATED BY TRUST
                                                AGREEMENT (49368), DATED AS OF
                                                APRIL 25, 1999 BETWEEN FIRST
                                                SECURITY BANK, NATIONAL
                                                ASSOCIATION AND AIRCRAFT 49368,
                                                INC.

                                                FIRST SECURITY BANK, NATIONAL
                                                ASSOCIATION, NOT IN ITS
                                                INDIVIDUAL CAPACITY BUT SOLELY
                                                AS TRUSTEE ON BEHALF OF THAT
                                                CERTAIN TRUST CREATED BY TRUST
                                                AGREEMENT (53623), DATED AS OF
                                                AUGUST 18, 1999 BETWEEN FIRST
                                                SECURITY BANK, NATIONAL
                                                ASSOCIATION AND AIRCRAFT 53623,
                                                INC.

                                                FIRST SECURITY BANK, NATIONAL
                                                ASSOCIATION, NOT IN ITS
                                                INDIVIDUAL CAPACITY BUT SOLELY
                                                AS TRUSTEE ON BEHALF OF THAT
                                                CERTAIN TRUST CREATED BY TRUST
                                                AGREEMENT (53624), DATED AS OF
                                                AUGUST 18, 1999 BETWEEN FIRST
                                                SECURITY BANK, NATIONAL
                                                ASSOCIATION AND AIRCRAFT 53624,
                                                INC.

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                                                FIRST SECURITY BANK, NATIONAL
                                                ASSOCIATION, NOT IN ITS
                                                INDIVIDUAL CAPACITY BUT SOLELY
                                                AS TRUSTEE ON BEHALF OF THAT
                                                CERTAIN TRUST CREATED BY TRUST
                                                AGREEMENT (23771), DATED AS OF
                                                APRIL 7, 1999 BETWEEN FIRST
                                                SECURITY BANK, NATIONAL
                                                ASSOCIATION AND AIRCRAFT 23771,
                                                INC.

                                                FIRST SECURITY BANK, NATIONAL
                                                ASSOCIATION, NOT IN ITS
                                                INDIVIDUAL CAPACITY BUT SOLELY
                                                AS TRUSTEE ON BEHALF OF THAT
                                                CERTAIN TRUST CREATED BY TRUST
                                                AGREEMENT (23772), DATED AS OF
                                                APRIL 1, 1999 BETWEEN FIRST
                                                SECURITY BANK, NATIONAL
                                                ASSOCIATION AND AIRCRAFT 23772,
                                                INC.

                                                FIRST SECURITY BANK, NATIONAL
                                                ASSOCIATION, NOT IN ITS
                                                INDIVIDUAL CAPACITY BUT SOLELY
                                                AS TRUSTEE ON BEHALF OF THAT
                                                CERTAIN TRUST CREATED BY TRUST
                                                AGREEMENT (26537), DATED AS OF
                                                APRIL 1, 1999 BETWEEN FIRST
                                                SECURITY BANK, NATIONAL
                                                ASSOCIATION AND AIRCRAFT 26537,
                                                INC.

                                                FIRST SECURITY BANK, NATIONAL
                                                ASSOCIATION, NOT IN ITS
                                                INDIVIDUAL CAPACITY BUT SOLELY
                                                AS TRUSTEE ON BEHALF OF THAT
                                                CERTAIN TRUST CREATED BY TRUST
                                                AGREEMENT (26538), DATED AS OF
                                                APRIL 7, 1999 BETWEEN FIRST
                                                SECURITY BANK, NATIONAL
                                                ASSOCIATION AND AIRCRAFT 26538,
                                                INC.

                                                FIRST SECURITY BANK, NATIONAL
                                                ASSOCIATION, NOT IN ITS
                                                INDIVIDUAL CAPACITY BUT SOLELY
                                                AS TRUSTEE ON BEHALF OF THAT
                                                CERTAIN TRUST

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                                                CREATED BY TRUST AGREEMENT
                                                (24355), DATED AS OF APRIL 7,
                                                1999 BETWEEN FIRST SECURITY
                                                BANK, NATIONAL ASSOCIATION AND
                                                AIRCRAFT 24355, INC.

                                                FIRST SECURITY BANK, NATIONAL
                                                ASSOCIATION, NOT IN ITS
                                                INDIVIDUAL CAPACITY BUT SOLELY
                                                AS TRUSTEE ON BEHALF OF THAT
                                                CERTAIN TRUST CREATED BY TRUST
                                                AGREEMENT (24356), DATED AS OF
                                                APRIL 7, 1999 BETWEEN FIRST
                                                SECURITY BANK, NATIONAL
                                                ASSOCIATION AND AIRCRAFT 24356,
                                                INC.

                                                By:  /s/ Brett R. King
                                                    ---------------------------
                                                        Name:  Brett R. King
                                                        Title: Vice President

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                                                WILMINGTON TRUST COMPANY, NOT IN
                                                ITS INDIVIDUAL CAPACITY BUT
                                                SOLELY AS TRUSTEE ON BEHALF OF
                                                THAT CERTAIN TRUST CREATED UNDER
                                                THE TRUST AGREEMENT, DATED AS OF
                                                NOVEMBER 14, 1984 BETWEEN
                                                AIRCRAFT 49262, INC. (AS
                                                ASSIGNEE OF CCD AIR TEN, INC.)
                                                AND WILMINGTON TRUST COMPANY

                                                WILMINGTON TRUST COMPANY, NOT IN
                                                ITS INDIVIDUAL CAPACITY BUT
                                                SOLELY AS TRUSTEE ON BEHALF OF
                                                THAT CERTAIN TRUST CREATED UNDER
                                                THE TRUST AGREEMENT, DATED AS OF
                                                NOVEMBER 15, 1984 BETWEEN
                                                AIRCRAFT 49263, INC. (AS
                                                ASSIGNEE OF CCD AIR TEN, INC.)
                                                AND WILMINGTON TRUST COMPANY

                                                By: /s/ Charise L. Rodgers
                                                    ----------------------------
                                                        Name: Charise L. Rodgers
                                                        Title: Senior Financial
                                                               Services Officer

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                                                UNICAPITAL CORPORATION

                                                By: /s/ Daniel M. Chait
                                                    ---------------------------
                                                        Name: Daniel M. Chait
                                                        Title: Vice President

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                                                LEHMAN COMMERCIAL PAPER INC., as
                                                Agent and as a Lender

                                                By: /s/ Vincent Primiano
                                                    ---------------------------
                                                        Name: Vincent Primiano
                                                        Title: Vice President